SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
For the Allspring California Tax-Free Fund  (the “Fund”)
The Fund is considered a diversified fund under the Investment Company Act of 1940, as amended.   Accordingly, effective immediately, the prospectuses and Statement of Additional Information (“SAI”) for the Fund are revised as follows:
Prospectus:
I. Principal Investment Strategy The section entitled “Fund Summary - Principal Investment Strategies” for the Fund is revised to remove the following sentence:
“The Fund is considered to be non-diversified.”
II. Principal Investment Risks The section entitled “Fund Summary - Principal Investment Risks” for the Fund is revised to remove the “Non-Diversification Risk”.
Statement of Additional Information:
I. Fundamental Investment Policies The section entitled “Fund Investment Policies and Risks - Fundamental Investment Policies” is revised to make the following edits to Fundamental Investment Policy number two, which relates to diversification.
(2) except for the Wisconsin Tax-Free Fund, purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

February 27, 2025	SUP0032 02-25